Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Katy Industries, lnc., et al.	Case No. 17-11101 (KJC)
Reporting Period: May 27, 2017 to June 30, 2017

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	YES
Certification of Bank Account Reconciliation	MOR-1a	YES
Schedule of Professional Fees Paid	MOR-1b	YES
Schedule of Bank Reconciliation	MOR-1c	YES
Statement of Operations	MOR-2	YES
Balance Sheet	MOR-3	YES
Status of Post-petition Debts and Certificate of Payroll Tax Deposits	MOR-4	YES
Listing of aged post-petition accounts payable	MOR-4a	YES
Accounts Receivable Reconciliation and Aging	MOR-5	YES
Debtor Questionnaire	MOR-5	YES

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in theses chapter 11 cases and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee. The financial information provided in this Monthly Operating Report is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited and is not prepared in accordance with general acceptable accounting principles in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert W. Zimmer	August 9, 2017
Signature of Debtor	Date

/s/ Robert W. Zimmer	August 9, 2017
Signature of Joint Debtor	Date

/s/ Robert W. Zimmer	August 9, 2017
Signature of Authorized Individual*	Date

Robert W. Zimmer	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Copies of the Bank Statements and cash disbursements journals are not included with this Monthly Operating Report due to the voluminous nature of these reports and are available upon reasonable request in writing to counsel of the Debtors.

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

X
	:	Chapter 11
In re:	:	Case No. 17-11101 (KJC)
	:	(Jointly Administered)
KATY INDUSTRIES, INC., et al.,(l)	:
	:	Reporting Period: May 27, 2017 to June 30, 2017
Debtors.	:
X

GENERAL NOTES

Description of the Chapter 11 Cases: On May 14, 2017 (the “Petition Date”), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are jointly administered for procedural purposes only under the case caption In re Katy Industries, Inc., et al., Case No. 17-11101 (KJC) (Bankr. D. Del.) pursuant to an order entered by the Bankruptcy Court on May 16, 2017 [Dkt. No. 37]. On May 26, 2017, the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed seven members to the statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Dkt. No. 75]. On June 23, 2017, the U.S. Trustee held a meeting of creditors in the Debtors’ chapter 11 cases pursuant to section 341 of the Bankruptcy Code, which was adjourned and continued to August 24, 2017. On July 10, 2017, the Debtors filed their respective schedules of assets and liabilities and statements of financial affairs.

Also on the Petition Date, the Debtors filed a motion, seeking authority to sell substantially all of their assets (the “Sale”) under section 363 of the Bankruptcy Code [Dkt. No. 18], which contemplated a sale of substantially all of the Debtors’ assets to the stalking horse purchaser, Jansan Acquisition, LLC (the “Stalking Horse Purchaser”), subject to higher or otherwise better offers. On June 19, 2017, the Bankruptcy Court entered an order, approving the stalking horse protections, approving procedures related to assumption and assignment of certain executory contracts and unexpired leases under section 365 of the Bankruptcy Code, and approving the form and manner of certain notices [Dkt. No. 163] (the “Bidding Procedures Order”). The Stalking Horse Purchaser submitted the only Qualified Bid (as defined in the Bidding Procedures Order), and on July 12, 2017, the Debtors announced that the Stalking Horse Purchaser was the Successful Bidder for the purchase of substantially all of the Debtors’ assets [Dkt. No. 276]. On

(1)           The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, where applicable, are: Katy Industries, Inc. (7589), Continental Commercial Products, LLC (3898), FTW Holdings, Inc. (7467), Fort Wayne Plastics, Inc. (7470), Wabash Holding Corp. (9908), Katy Teweh, Inc. (9839), WII, Inc. (0456), TTI Holdings, Inc. (8680), GCW, Inc. (5610), Hermann Lowenstein, Inc. (4331), American Gage & Machine Company (7074), WP Liquidating Corp. (2310), Ashford Holding Corp. (8113), and HPMI, Inc. (4677). The corporate headquarters and the mailing address for the Debtors listed above is 11840 Westline Industrial Drive, Suite 200, St. Louis, MO 63146.

1

July 18, 2017, the Bankruptcy Court entered the order approving the Sale [Dkt No. 295]. The Sale closed on July 21, 2017, and the Debtors are in the process of winding down their estates.

Additional information about the Debtors’ chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: www.jndla.com/cases/katy.

Debtors’ Financial Statements: The financial statements and supplemental information contained in this Monthly Operating Report are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in chapter 11, requires that financials for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that financial information could be subject to change that can be material. The Debtors, however, are not required to update this Monthly Operating Report to reflect more current facts or estimates, or upon the occurrences of future events, including if the facts, estimates, or assumptions upon which this Monthly Operating Report is based change. The information furnished in this Monthly Operating Report includes preliminary normal recurring adjustments.

There can be no assurance that the consolidated financial information presented in this Monthly Operating Report is complete, and readers are strongly cautioned not to place reliance on this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors.

The results of operations contained in this Monthly Operating Report are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect operations, financial position, or cash flows of the Debtors in the future. The Debtors do not make any representation to any person regarding the Debtors’ future results.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee.

Fiscal Year: The Company operates and reports using a 4-4-5 fiscal year which always ends on December 31.

Intercompany Transactions: Intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statement contained in this Monthly Operating Report. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

2

Revenue Recognition: Revenue is recognized for all sales, including sales to distributors, at the time the products are shipped and title has transferred to the customer, provided that a purchase order has been received or a contract has been executed, there are no uncertainties regarding customer acceptances, the sale price is fixed and determinable, and collection is deemed probable. The operating Debtors’ standard shipping terms are FOB shipping point. Sales are net of provisions for returns, discounts, customer allowances (such as volume rebates), and cooperative advertising allowances. The Debtors’ sales arrangements do not typically contain standard right of return provisions or limit returns at a certain percentage of sales price or margin; however, in certain instances where a product may be returned, the Debtors recognize revenue only if all of the following conditions are met: a) the sale price is substantially fixed or determinable at date of sale; b) buyer has either paid or is obligated to pay the seller and the obligation is not contingent on resale of the product; c) buyer’s obligation to seller would not be changed in the event of theft or physical destruction of the product; d) buyer has economic substance apart from the seller; e) seller does not have significant obligations for future performance to directly bring about the resale of product by the buyer; and f) the amount of future returns can be reasonably estimated (i.e., defective/wrong products). The Debtors record discounts, customer allowances, and cooperative advertising allowances as reductions of revenue, provisions for which are estimated on a periodic basis based on historic experience.

Accounts Receivable and Allowance for Doubtful Accounts: Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Debtors do not require collateral to secure accounts receivable. The allowance for doubtful accounts is the Debtors’ best estimate of the amounts of probable credit losses in their existing accounts receivable. The Debtors determine the allowance, in part, based on its historical write-off experience. The Debtors review their allowance for doubtful accounts quarterly, which includes a review of past due balances over 30 days. All other balances are reviewed on a pooled basis by market distribution channels. Account balances are charged off against the allowance when the Debtors determine it is probable the receivable will not be recovered. The Debtors do not have any off-balance-sheet credit exposure related to its customers.

Inventories: Inventories are stated at the lower of (i) cost or (ii) market value, and reserves are established for excess and obsolete inventory in order to ensure proper valuation of inventories. Inventoried costs include materials, labor and overhead. Approximately 67% the Debtors’ inventories were accounted for using the last-in, first-out (“LIFO”) method of costing, while the remaining inventories were accounted for using the first-in, first-out (“FIFO”) method. Current cost, as determined using the FIFO method, exceeded LIFO cost by $3.0 million.

Liabilities: As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of liquidation,. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time.

Reorganization Items: ASC 852 requires expenses and income directly associated with chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services,

3

other professional consulting and advisory services, debtor-in-possession financing fees, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

4

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	LEGAL ENTITIES
		Continental
	Katy	Commercial			Cumulative
	Industries,	Products,	Fort Wayne		from Petition
	Inc.	LLC	Plastics, Inc.	Total	Date

CASH BEGINNING OF MONTH	$2,986,450	$2,105,669	$38,839	$5,130,958	$2,004,973

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE	$—	$4,706,101	$678,520	$5,384,621	$7,930,174
DIP LOAN PROCEEDS	3,000,000	0	0	3,000,000	7,312,500
CASH COLLATERAL PROCEEDS, NET	0	29,057	(775,809)	(746,752)	(2,327,224)
SALE OF ASSETS	0	0	0	0	0
OTHER (ATTACH LIST)	0	54,048	0	54,048	54,172
TRANSFERS FROM/(TO) DIP ACCTS	(1,783,347)	1,783,347	0	0	0
TRANSFERS TO/(FROM) CCP	258,541	(667,131)	410,356	1,766	(0)
TOTAL RECEIPTS	$1,475,194	$5,905,422	$313,067	$7,693,683	$12,969,622

DISBURSEMENTS
INVENTORY & COMPONENTS	$—	$2,383,705	$173,722	$2,557,427	$3,590,326
PAYROLL & TAXES	567	1,102,491	8,585	1,111,643	1,596,355
TEMPORARY SERVICES	0	5,295	71,312	76,607	97,303
EMPLOYEE BENEFITS	317,361	80,155	44,194	441,710	504,758
RENTS	0	190,373	0	190,373	201,047
UTILITIES	0	247,377	1,036	248,413	248,413
FREIGHT & LOGISTICS	0	388,614	662	389,276	514,209
LEASES	0	0	474	474	474
COMMISSIONS	0	36,071	0	36,071	36,071
SUPPLIES & OTHER	414	329,471	96,813	426,698	498,627
GENERAL INSURANCE	0	544,742	0	544,742	544,742
OTHER	0	57,236	0	57,236	66,236
PRE-PETITION CLAIMS	25,782	530,572	25,104	581,458	709,312
INTEREST & FEES	0	0	0	0	204,209

	$344,124	$5,896,102	$421,902	$6,662,128	$8,812,082

PROFESSIONAL FEES-Schedule Attached	35,000	0	0	35,000	35,000
U.S. TRUSTEE QUARTERLY FEES	0	0	0	0	0
COURT COSTS	0	0	0	0	0
TOTAL DISBURSEMENTS	$379,124	$5,896,102	$421,902	$6,697,128	$8,847,082
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$1,096,070	$9,320	$(108,835)	$1,031,554	$4,157,539
CASH - END OF MONTH	$4,082,520	$2,114,989	$(69,996)	$6,162,513	$6,162,512

TOTAL DISBURSEMENTS				$6,697,128	$8,847,082
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS				0	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)				0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES				$6,697,128	$8,847,082

All other debtors listed in footnote 1 of this Monthly Operating Report but not reflected on this Schedule of Cash Receipts and Disbursements are inactive entities and, thus, have no receipts or disbursements.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	RABOBANK			BMO Harris
ACCOUNT NO	1166	1167	1168	9460	8357
	Professional Fee				Accounts
ACCOUNT NAME	Escrow	DTP Account	Utility Escrow	UMR Insurance	Payable	Total

CASH BEGINNING OF MONTH	$470,000	$2,417,500	$150,000	$(51,050)	$—	$2,986,450

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE						0
DIP LOAN PROCEEDS		3,000,000				3,000,000
CASH COLLATERAL PROCEEDS						0
SALE OF ASSETS						0
OTHER (ATTACH LIST)						0
TRANSFERS (To)/From CCP				221,432	37,109	258,541
Transfers From DIP Account		(1,653,347)	(130,000)			(1,783,347)
TRANSFERS FROM/(TO) DIP ACCTS	2,187,000	(2,187,000)				0
						0
TOTAL RECEIPTS	$2,187,000	$(840,347)	$(130,000)	$221,432	$37,109	$1,475,194

DISBURSEMENTS
INVENTORY & COMPONENTS						0.00
PAYROLL & TAXES					567	567
TEMPORARY SERVICES						0
EMPLOYEE BENEFITS				304,338	13,023	317,361
RENTS						0
UTILITIES						0
FREIGHT & LOGISTICS						0
LEASES						0
COMMISSIONS						0
SUPPLIES & OTHER					414	414
GENERAL INSURANCE						0
OTHER (ATTACH LIST)						0
PRE-PETITION CLAIMS					25,782	25,782
INTEREST & FEES						0
						0
						0
	$—	$—	$—	$304,338	$39,786	$344,124

PROFESSIONAL FEES-Schedule Attached	$35,000					35,000
U.S. TRUSTER QUARTERLY FEES						0
COURT COSTS						0
TOTAL DISBURSEMENTS	$35,000	$—	$—	$304,338	$39,786	$379,124

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$2,152,000	$(840,347)	$(130,000)	$(82,906)	$(2,677)	$1,096,070

CASH - END OF MONTH	$2,622,000	$1,577,153	$20,000	$(133,956)	$(2,677)	$4,082,520

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2 Reporting Period: Filing to May 26, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris
ACCOUNT NO	8892	8224	2407	8918	9394	9452	9386
				CCP Account	CENTREX
ACCOUNT NAME	Lockbox	Operating	Cash Collateral	Payable	Accounts Payable	Payroll	Payroll	Total

CASH BEGINNING OF MONTH	$408,087	$292,008	$1,466,991	$(61,418)	$—	$—	$—	$2,105,669

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE	$4,706,101							4,706,101
TRANSFERS FROM DIP ACCOUNT		1,783,346						1,783,346
CASH COLLATERAL PROCEEDS								0
SALE OF ASSETS								0
OTHER (ATTACH LIST)		54,048						54,048
Funds Transfer-Operating Account		(4,799,387)		3,253,445	180	209,788	668,843	(667,131)
FUNDS TRANSFER-Cash Collateral	(4,960,943)	4,990,000						29,057
								0
TOTAL RECEIPTS	$(254,842)	$2,028,007	$—	$3,253,445	$180	$209,788	$668,843	$5,905,421

DISBURSEMENTS
INVENTORY & COMPONENTS		$437,177		$1,946,526				$2,383,703
PAYROLL & TAXES		215,936		6,543		$211,169	$668,843	1,102,491
TEMPORARY SERVICES				5,295				5,295
EMPLOYEE BENEFITS		14,727		65,428				80,155
RENTS				190,373				190,373
UTILITIES		229,837		17,540				247,377
FREIGHT & LOGISTICS		20,000		368,614				388,614
LEASES								0
COMMISSIONS				36,071				36,071
SUPPLIES & OTHER		129,043		200,248	180			329,471
GENERAL, INSURANCE		544,742						544,742
OTHER (ATTACH LIST)		57,236			0			57,236
PRE-PETITION CLAIMS		29,079		501,493				530,572
INTEREST & FEES								0
	$—	$1,677,777	$—	$3,338,131	$180	$211,169	$668,843	$5,896,100

PROFESSIONAL FEES-Schedule Attached								0
U.S. TRUSTEE QUARTERLY FEES								0
COURT COSTS								0
TOTAL DISBURSEMENTS	$—	$1,677,777	$—	$3,338,131	$180	$211,169	$668,843	$5,896,100

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(254,842)	$350,230	$—	$(84,686)	$—	$(1,381)	$—	$9,321

CASH - END OF MONTH	$153,245	$642,238	$1,466.991	$(146,104)	$—	$(1.381)	$—	$2,114,990

OTHER DISBURSEMENTS
Ordinary Course Professionals		$57,236						$57,236

	$—	$57,236		$—	$—	$—	$—	$57,236

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris
ACCOUNT NO	1654		1639	1670
				Account
ACCOUNT NAME	Lockbox	Petty Cash	Operating	Payable	Total

CASH BEGINNING OF MONTH	$97,289	$899	$—	$(59,348)	$38,839

RECEIPTS
COLLECTIONS OF ACCOUNTS RECEIVABLE	$678,520				$678,520
DIP LOAN PROCEEDS					0
TRANSFER TO CASH COLLATERAL	(775,809)				(775,809)
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS FROM/(TO) OPERATING ACCT			(410,356)	410,356	0
TRANSFERS FROM CCP			410,356		410,356
TOTAL RECEIPTS	(97,289)	0	(0)	410,356	$313,067.16

DISBURSEMENTS
INVENTORY & COMPONENTS				$173,723	$173,723
PAYROLL & TAXES				8,585	8,585
TEMPORARY SERVICES				71,312	71,312
EMPLOYEE BENEFITS				44,194	44,194
RENTS					0
UTILITIES				1,036	1,036
FREIGHT & LOGISTICS				662	662
LEASES				474	474
COMMISSIONS					0
SUPPLIES & OTHER				96,813	96,813
GENERAL INSURANCE					0
OTHER (ATTACH LIST)					0
PRE-PETITION CLAIMS				25,104	25,104
INTEREST & FEES					0
					0
	$—	$—	$—	$421,903	$421,903

PROFESSIONAL FEES-Schedule Attached					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	$—	$—	$—	$421,903	$421,903

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$(97,289)	$—	$(0)	$(11,547)	$(108,836)

CASH - END OF MONTH	$(0)	$899	$(0)	$(70,895)	$(69,997)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS

Robert W. Zimmer hereby declares under penalty of perjury:

1.

I am the Chief Financial Officer of Katy Industries, Inc., one of the debtors in these chapter 11 cases (the “Debtors”). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors.

2.

All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion.

3.	To the best of my knowledge, the Debtors’ bank balance as of June 30, 2017 have been reconciled in an accurate and timely manner.

Dated: August 9, 2017	Respectfully submitted,

/s/ Robert W. Zimmer
By: Robert W. Zimmer
Title: Chief Financial Officer

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (JKC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month,

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Expenses

DLA Piper LLP			Katy Industries, Inc.			$—	$—	$—

Lincoln International LLC	June-17		Katy Industries, Inc.	Wire	6/29/2017	35,000	0	35,000

Sierra Constellation Partners LLC			Katy Industries, Inc.			0	$—	$—

Sitrick and Company			Katy Industries, Inc.			0	$—	$—

JND Corporate Restructuring			Katy Industries, Inc.			0	$—	$—

						$35,000	$—	$35,000

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (JKC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

Schedule of Bank Reconciliations

					Less -
		Account		Balance per	Outstanding	Other Items	Balance per
Company	Bank	Number	Account Name	Bank	Checks	Amount	General Ledger

Katy Industries, Inc.
			Professional Fee
	Rabobank	1166	Escrow	$2,622,000			$2,622,000
	Rabobank	1167	DIP Account	1,577,153			1,577,153
	Rabobank	1168	Utility Escrow	20,000			20,000

				$4,219,153	$—	$—	$4,219,153

	BMO Harris	9460	UMR Insurance	0	(133,956)	0	(133,956)
	BMO Harris	8357	Accounts Payable	0	(2,677)		(2,677)
				$—	$(136,633)	$—	$(136,633)
				$4,219,153	$(136,633)	$—	$4,082,520

Contential Commercial Products, LLC
	BMO Harris	8224	Operating Account	$642,238			$642,238
	BMO Harris	2407	Cash Collateral	1,466,991			1,466,991
	BMO Harris	8892	Lockbox	153,245			153,245
	BMO Harris	8918	Accounts Payable	0	(146,104)		(146,104)
	BMO Harris	9386	Payroll	0			0
	BMO Harris	9394	Accounts Payable	0			0
	BMO Harris	9452	Payroll	0	(1,381)		(1,381)
				$2,262,474	$(147,485)	$—	$2,114,989

Fort Wayne Plastics, Inc.
	BMO Harris	1639	Operating Account	$—			$—
	BMO Harris	1654	Lockbox	0			0
	BMO Harris	1670	Accounts Payable	0	(70,895)		(70,895)
	Petty Cash			899			899
				$899	$(70,895)	$—	$(69,996)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

		Cumulative
	Period	Filing to Date
REVENUES
Net sales	$6,672,872	$9,244,437

Cost of Goods Sold	5,182,635	7,610,300

Gross Margin	$1,490,237	$1,634,137

Selling & Administration
Selling Expenses	$280,890	$431,532
Administrative Expenses	1,116,676	1,594,118
Total Selling & Administrative Expense	$1,397,566	$2,025,650

Operating Profit/(Loss)	$92,671	$(391,513)

Non-operating (Income)/expense
Interest Expense	$863,163	$1,376,053
Interest Income	(2,482)	(2,482)
Other (Income)/Expense	0	(4,702)
Total non-operating	$860,681	$1,368,869
Net Profit (Loss) Before Reorganization Items	$(768,010)	$(1,760,382)
REORGANIZATION ITEMS
Professional Fees	$35,000	$35,000
U. S. Trustee Quarterly Fees	0	0
Gain (Loss) from Sale of Equipment	0	0
Other Reorganization Expenses	118,385	171,325
Total Reorganization Expenses	$153,385	$206,325
Income Taxes	0	0
Net Income/(Loss)	$(921,395)	$(1,966,707)

UNITED STATES BANKRUPTCY COURT

DISTRICT OE DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

CONSOLIDATING STATEMENT OF OPERATIONS

			17-11101	17-11102	See MOR-2b
				Continental	Consolidated Fort
			Katy Industries,	Commercial	Wayne Holdings,
Case No:	Consolidated	Eliminations	Inc.	Products, LLC	Inc.
REVENUES
Net Sales	$6,672,872	$(110,607)	$—	$5,870,640	$912,839

Cost of Goods Sold	5,182,635	(110,607)		4,328,073	965,169

Gross Margin	$1,490,237	$—	$—	$1,542,567	$(52,330)

Selling & Administration
Selling expense	$280,890			$281,947	$(1,057)
Administrative Expense	1,116,676		566,346	415,577	129,639
Total Selling & Administrative Expense	$1,397,566	$—	$566,346	$697,524	$128,582

Operating Profit/(Loss)	$92,671	$—	$(566,346)	$845,043	$(180,912)

Non-operating (Income)/expense
Interest Expense	$863,163		$272,550	$590,613	$—
Interest Income	-2,482			(2,482)	0
Other (Income)/Expense	0				0
Total non-operating	860,681	0	272,550	588,131	$—
Net Profit (Loss) Before Reorganization Items	$(768,010)	$—	$(838,896)	$256,912	$(180,912)
REORGANIZATION ITEMS
Professional Fees	$35,000			$35,000	$—
U. S. Trustee Quarterly Fees	0		0		0
Gain (Loss) from Sale of Equipment	0				0
Other Reorganization Expenses	118,385		22,026	96,359	0
Total Reorganization Expenses	$153,385	$—	$22,026	$131,359	$—
Income Taxes	0	0	0	0	0
Net Income/(Loss)	$(921,395)	$—	$(860,922)	$125,553	$(180,912)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-FORT WAYNE HOLDINGS, Inc. & SUBSIDIARY

			17-11103	17-11104
	Consolidated Fort
	Wayne Holdings,		Fort Wayne	Fort Wayne
Case No:	Inc.	Eliminations	Holdings, Inc.	Plastics, Inc.
REVENUES
Net Sales	$912,839	$—	$—	$912,839

Cost of Sales	965,169	0	0	965,169

Gross Margin	$(52,330)	$—	$—	$(52,330)

Selling & Administration
Selling Expense	$(1,057)			$(1,057)
Administrative Expense	129,639			129,639
Total Selling & Administrative Expense	$128,582	$—	$—	$128,582

Operating Profit/(Loss)	$(180,912)	$—	$—	$(180,912)

Non-operating (Income)/expense
Interest Expense	$—
Interest Income	0
Other (Income)/Expense	0
Total non-operating	$—	$—	$—	$—
Net Profit (Loss) Before Reorganization Items	$(180,912)	$—	$—	$(180,912)
REORGANIZATION ITEMS
Professional Fees	$—
U. S. Trustee Quarterly Fees	0
Gain (Loss) from Sale of Equipment	0
Other Reorganization Expenses	0
Total Reorganization Expenses	$—	$—	$—	$—
Income Taxes	0	0	0	0
Net Income/(Loss)	$(180,912)	$—	$—	$(180,912)

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-INACTIVE SUBSIDIARIES

		17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
								American
							Hermann	Gage &	WP
	Inactive	Wabash	Katy Teweh,				Lowenstein	Machine	Liquidating	Ashford
Case No:	Subsidiaries	Holding Corp	Inc.	WII, Inc.	TTI, Holdings	GCW, Inc.	Inc.	Company	Corp	Holding Corp	HPMI, Inc.
REVENUES
Net Sales	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

COST OF GOODS SOLD
Cost of Sales	0	0	0	0	$—	$—	$—	$—	$—	$—	$—

Gross Margin	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Selling & Administration
Selling Expense	$—
Administrative Expense	5,114	5,114
Total Selling & Administrative Expense	$5,114	$5,114	$—	$—	$—	$—	$—	$—	$—	$—	$—

Operating Profit/(Loss)	$(5,114)	$(5,114)	$—	$—	$—	$—	$—	$—	$—	$—	$—

Non-operating (Income)/expense
Interest Expense	$—
Interest Income	0
Other (Income)/Expense	0
Total non-operating	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Profit (Loss) Before Reorganization Items	$(5,114)	$(5,114)	$—	$—	$—	$—	$—	$—	$—	$—	$—
REORGANIZATION ITEMS
Professional Fees	$—
U. S. Trustee Quarterly Fees	0
Gain (Loss) from Sale of Equipment	0
Other Reorganization Expenses	0
Total Reorganization Expenses	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Net Income/(Loss)	$(5,114)	$(5,114)	$—	$—	$—	$—	$—	$—	$—	$—	$—

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

CONSOLIDATED BALANCE SHEET (Unaudited)

		Prior	Petition
	June 30, 2017	Period	Date
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$6,127,513	$5,130,958	$2,004,972
Accounts Receivable (Net)	8,358,404	7,437,144	7,879,871
Notes Receivable	0	0	0
Inventories, net	7,669,851	6,607,509	6,711,037
Prepaid Expenses	1,208,837	1,192,726	414,869
Net Inter-company accounts	332,407	216,918	174,499
Other Current Assets	650,793	681,341	580,435
TOTAL CURRENT ASSETS	$24,347,805	$21,266,596	$17,765,683
PROPERTY AND EQUIPMENT
Land and improvements	$285,129	$285,129	$285,129
Buildings and improvements	6,897,720	6,897,720	6,897,720
Machinery and equipment	44,717,062	44,696,063	44,706,564
Less Accumulated Depreciation	(36,840,552)	(36,620,417)	(36,533,567)
TOTAL PROPERTY & EQUIPMENT	$15,059,359	$15,258,495	$15,355,846
OTHER ASSETS
Goodwill, net	$24,198,802	$24,284,326	$24,318,535
Lease Deposits	194,449	200,449	200,449
Notes Receivable	612,079	609,597	608,519
Other intangible assets, net	7,600,789	7,906,749	7,785,688
Investment in unconsolidated subsidiaries	18,966,005	18,966,005	18,966,005
TOTAL OTHER ASSETS	$51,572,124	$51,967,126	$51,879,196
TOTAL ASSETS	$90,979,288	$88,492,217	$85,000,725

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

CONSOLIDATED BALANCE SHEET (Unaudited)

		Prior	Petition
	June 30, 2017	Period	Date
LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable - Pre-Petition	$21,009,355	$21,754,179	$21,369,781
Accounts Payable - Post Petition	870,851	$66,575	$—
Accrued Expenses	8,214,451	7,886,718	7,169,231
Accrued Compensation	792,900	676,546	657,737
Accrued Interest	193,587	122,528	52,885
TOTAL CURRENT LIABILITIES	$31,081,144	$30,506,546	$29,249,634
SECURED DEBT
Revolver	$18,565,526	$16,146,834	$13,019,108
Senior Term Notes	6,510,000	6,510,000	6,510,000
Subordinated Debt	37,307,139	36,876,828	36,718,401
Capital Leases	340,190	351,447	351,447
Shareholder Notes	327,518	323,529	321,168
Total Secured Debt	$63,050,373	$60,208,638	$56,920,124
NON-CURRENT LIABILITIES
Post retirement benefits	$1,439,261	$1,434,147	$1,203,156
Deferred Compensation	505,762	502,414	499,624
Deferred taxes	122,000	122,000	122,000
GAAP Lease Obligations	5,584,378	5,600,708	5,843,111

TOTAL NON-CURRENT LIABILITIES	$7,651,401	$7,659,269	$7,667,891
TOTAL LIABILITIES	$101,782,918	$98,374,453	$93,837,649

SHAREHOLDERS EQUITY
Convertible Preferred Stock	$108,256,190	$108,256,190	$108,256,190
Common Stock	9,822,204	9,822,204	9,822,204
Additional Paid-In Capital	31,148,825	31,148,825	31,148,825
Accumulated other comprehensive loss	(651,660)	(651,660)	(651,660)
Retained Earnings - Pre-Petition	(135,975,780)	(135,975,781)	(135,975,781)
Retained Earnings - Post-Petition	(1,966,707)	(1,045,312)	0
Treasury Stock	(21,436,702)	(21,436,702)	(21,436,702)
TOTAL SHAREHOLDERS EQUITY	$(10,803,630)	$(9,882,236)	$(8,836,924)
TOTAL LIABILITIES AND OWNERS’ EQUITY	$90,979,288	$88,492,217	$85,000,725

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

			17-11101	17-11102	See MOR-3b	See MOR-3c
				Continental	Consolidated Fort
			Katy Industries,	Commercial	Wayne Holdings,	Inactive
	Consolidated	Eliminations	Inc.	Products, LLC	Inc.	Subsidiaries
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$6,127,513		$4,082,520	$2,114,989	$(69,996)	$—
Accounts Receivable (Net)	8,358,404			7,361,627	996,777	0
Inventories, net	7,669,851			5,877,662	1,792,189	—
Prepaid Expenses	1,208,837		170,951	885,834	152,052	—
Net Inter-company accounts	332,407		(90,724,499)	(46,117,867)	1,769,952	135,404,821
Other Current Assets	650,793		467,670	183,123	0	—
TOTAL CURRENT ASSETS	24,347,805	0	(86,003,358)	(29,694,632)	4,640,974	$135,404,821
PROPERTY AND EQUIPMENT
Land and improvements	$285,129				$285,129	$—
Buildings and improvements	6,897,720		208,362	3,591,087	3,098,271	0
Machinery and equipment	44,717,062			37,237,476	7,479,586	—
Less Accumulated Depreciation	(36,840,552)		(52,913)	(30,599,607)	(6,188,032)	—
TOTAL PROPERTY & EQUIPMENT	$15,059,359	$—	$155,449	$10,228,956	$4,674,954	$—
OTHER ASSETS
Goodwill, net	$24,198,802			$21,642,798	$2,556,004	$—
Lease Deposits	194,449			194,449	0	—
Notes Receivable	612,079			612,079	0	—
Other intangible assets, net	7,600,789			4,118,548	3,439,333	42,908
Investment in unconsolidated subsidiaries	18,966,005	(114,368,517)	120,385,855	12,948,667	0	—
TOTAL OTHER ASSETS	$51,572,124	$(114,368,517)	$120,385,855	$39,516,541	$5,995,337	$42,908

TOTAL ASSETS	$90,979,288	$(114,368,517)	$34,537,946	$20,050,865	$15,311,265	$135,447,729

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

			17-11101	17-11102	See MOR-3b	See MOR-3c
				Continental	Consolidated Fort
			Katy Industries,	Commercial	Wayne Holdings,	Inactive
	Consolidated	Eliminations	Inc.	Products, LLC	Inc.	Subsidiaries
LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable Pre-Petition	$21,009,355	$—	$959,297	$17,396,468	$2,653,590	$—
Accounts Payable Post-Petition	870,851		36,753	717,756	116,342
Accrued Expenses	8,214,451		3,664,982	4,112,836	40,556	396,077
Accrued Compensation	792,900		84,930	503,874	204,096	—
Accrued Interest	193,587			193,587	—	—
TOTAL CURRENT LIABILITIES	$31,081,144	$—	$4,745,962	$22,924,521	$3,014,584	$396,077
Debt
Revolver	$18,565,526		$7,585,051	$10,980,475	$—	$—
Senior Term Notes	6,510,000			6,510,000	0	0
Subordinated Debt	37,307,139			37,307,139	—	—
Capital Leases	340,190			340,190	—	—
Shareholder Notes	327,518			327,518	—	—
Total Debt	$63,050,373	$—	7,585,051	$55,465,322	$—	$—
NON-CURRENT LIABILITIES
Post retirement benefits	$1,439,261		$1,046,935		$—	$392,326
Deferred Compensation	505,762		505,762		—	—
Deferred taxes	122,000		(2,317,507)		2,439,507	—
GAAP Lease Obligations	5,584,378			5,584,378	—	—
TOTAL NON-CURRENT LIABILITIES	$7,651,401	$—	$(764,810)	$5,584,378	$2,439,507	$392,326
TOTAL LIABILITIES	$101,782,918	$—	$11,566,203	$83,974,221	$5,454,091	$788,403

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

			17-11101	17-11102	See MOR-3b	See MOR-3c
				Continental	Consolidated Fort
			Katy Industries,	Commercial	Wayne Holdings,	Inactive
	Consolidated	Eliminations	Inc.	Products, LLC	Inc.	Subsidiaries
SHAREHOLDERS EQUITY
Convertible Preferred Stock	$108,256,190	$(5,152,000)	$108,256,190	$—	$—	$5,152,000
Common Stock	9,822,204	(1,201,001)	9,822,204	—	1	1,201,000
Additional Paid-In Capital	31,148,825	(233,905,538)	31,148,825	165,188,290	10,774,275	57,942,973
Accumulated other comprehensive loss	(651,660)		(80,944)		—	(570,716)
Retained Earnings - Pre-Petition	(135,975,780)	125,890,022	(103,687,774)	(228,335,363)	(781,848)	70,939,183
Retained Earnings - Post-Petition	(1,966,707)		(1,050,056)	(776,283)	(135,254)	(5,114)
Treasury Stock	(21,436,702)		(21,436,702)		—	—
TOTAL SHAREHOLDERS EQUITY	$(10,803,630)	$(114,368,517)	$22,971,743	$(63,923,356)	$9,857,174	$134,659,326
TOTAL LIABILITIES AND OWNERS’ EQUITY	$90,979,288	$(114,368,517)	$34,537,946	$20,050,865	$15,311,265	$135,447,729

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

	Consolidating Fort Wayne Holdings, Inc.
			17-11103	17-11104
	Consolidated Fort
	Wayne Holdings,		Fort Wayne	Fort Wayne
	Inc	Eliminations	Holdings, Inc.	Plastices, Inc.
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$(69,996)			$(69,996)
Accounts Receivable (Net)	996,777			996,777
Inventories, net	1,792,189			1,792,189
Prepaid Expenses	152,052			152,052
Net Inter-company accounts	1,769,952			1,769,952
Other Current Assets	0
TOTAL CURRENT ASSETS	$4,640,974	$—	$—	$4,640,974
PROPERTY AND EQUIPMENT
Land and improvements	$285,129			$285,129
Buildings and improvements	3,098,271			3,098,271
Machinery and equipment	7,479,586			7,479,586
Less Accumulated Depreciation	(6,188,032)			(6,188,032)
TOTAL PROPERTY & EQUIPMENT	$4,674,954	$—	$—	$4,674,954
OTHER ASSETS
Goodwill, net	$2,556,004			$2,556,004
Lease Deposits
Notes Receivable
Other intangible asseets, net	3,439,333			3,439,333
Investment in unconsolidated subsidiaries	0	(10,774,276)	10,774,276	0
TOTAL OTHER ASSETS	$5,995,337	$(10,774,276)	$10,774,276	$5,995,337
TOTAL ASSETS	$15,311,265	$(10,774,276)	$10,774,276	$15,311,265

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

	Consolidating Fort Wayne Holdings, Inc.
			17-11103	17-11104
	Consolidated Fort
	Wayne Holdings,		Fort Wayne	Fort Wayne
	Inc	Eliminations	Holdings, Inc.	Plastices, Inc.

LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable Pre-Petition	$2,653,590	$—	—	$2,653,590
Accounts Payable Post-Petition	116,342			116,342
Accrued Expenses	40,556			40,556
Accrued Compensation	204,096			204,096
Accrued Interest	0
TOTAL CURRENT LIABILITIES	$3,014,584	$—	$—	$3,014,584
NON-CURRENT LIABILITIES
Deferred taxes	2,439,507			2,439,507
TOTAL NON-CURRENT LIABILITIES	$2,439,507	$—	$—	$2,439,507

TOTAL LIABILITIES	5,454,091	—	—	5,454,091
SHAREHOLDERS EQUITY
Convertible Preferrred Stock	$—	$—	$—	$—
Common Stock	1	(0)	1	0
Additional Paid-In Capital	10,774,275		10,774,275
Accumulated other comphehensive loss	—	(10,774,276)		10,774,276
Retained Earnings - Pre-Petition	(781,848)			(781,848)
Retained Earnings - Post-Petition	(135,254)			(135,254)
Treasury Stock	—
TOTAL SHAREHOLDERS EQUITY	$9,857,174	$(10,774,276)	$10,774,276	$9,857,174
TOTAL LIABILITIES AND OWNERS’ EQUITY	$15,311,265	$(10,774,276)	$10,774,276	$15,311,265

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

			17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive		Wabash Holding					Hermann	American Gage &	WP Liquidating	Ashford Holding
	Subsidiaries	Eliminations	Corp	Katy Teweh, Inc.	WII, Inc.	TTI, Holdings	GCW, Inc.	Lowenstein Inc.	Machine Company	Corp	Corp	HPMI, Inc.

ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—
Accounts Receivable (Net)	0
Notes Receivable	0
Inventories, net	0
Prepaid Expenses	0
Net Inter-company accounts	135,404,821		3,578,827	(28,847,177)	71,480,093	6,119,575	23,036,075		25,972,861	(1,181,538)	23,286,555	11,959,550
Other Current Assets (attach schedule)	0
TOTAL CURRENT ASSETS	135,404,821		3,578,827	(28,847,177)	71,480,093	6,119,575	23,036,075	—	25,972,861	(1,181,538)	23,286,555	11,959,550
PROPERTY AND EQUIPMENT
Land and improvements	$—
Buildings and improvements	0.00
Machinery and equipment	0.00
Less Accumulated Depreciation	0.00
TOTAL PROPERTY & EQUIPMENT	$—		$—	$—	$—	—	—	—	—	—	—	—
OTHER ASSETS
Goodwill, net	0
Lease Deposits	0
Notes Receivable	0
Other intangible assets, net	42,908						42,908
Investment in unconsolidated subsidiaries	0	(4,938,036)			6,119,574				(1,181,538)
TOTAL OTHER ASSETS	$42,908	$(4,938,036)	$—	$—	$6,119,574	$—	$42,908	$—	$(1,181,538)	$—	$—	$—
TOTAL ASSETS	$135,447,729	$(4,938,036)	$3,578,827	$(28,847,177)	$77,599,667	$6,119,575	$23,078,983	$—	$24,791,323	$(1,181,538)	$23,286,555	$11,959,550

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors

CONSOLIDATING BALANCE SHEET (Unaudited)

As of June 30, 2017

			17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive		Wabash Holding					Hermann	American Gage &	WP Liquidating	Ashford Holding
	Subsidiaries	Eliminations	Corp	Katy Teweh, Inc.	WII, Inc.	TTI, Holdings	GCW, lnc.	Lowenstein Inc.	Machine Company	Corp	Corp	HPMI, Inc.

LIABILITIES AND OWNER EQUITY
LIABILITIES
Current Liabilities
Accounts Payable	0		—	—	—	—	—	—	—	—	—	—
Accrued Expenses	396,077								396,077
Accrued Compensation	—
Accrued Interest	—
TOTAL CURRENT LIABILITIES	$396,077		$—	$—	$—	—	—	—	396,077	—	—	—
DEBT
Revolver	$—
Senior Term Notes	$—
Subordinated Debt	—
Capital Leases	—
Shareholder Notes	—
Total Debt	—	—	0	—	—	—	—	—	—	—	—	—
NON-CURRENT LIABILITIES
Post retirement benefits	$392,326		$310,906		$31,438				$49,982
Deferred Compensation	—
Deferred taxes	—
GAAP Lease Obligations	—
	—
TOTAL NON-CURRENT LIABILITIES	$392,326	$—	$310,906	$—	$31,438	$—	$—	$—	$49,982	$—	$—	$—

TOTAL LIABILITIES	$788,403	$—	$310,906	$—	$31,438	$—	$—	$—	$446,059	$—	$—	$—

SHAREHOLDERS EQUITY
Convertible Preferred Stock	$5,152,000		$1,000	$1,000	$—	$—	$—	$—	$2,650,000	$—	$2,500,000	$—
Common Stock	1,201,000	(500,000)							200,000	500,000	1,000,000	1,000
Additional Paid-in Capital	57,942,973	(7,782,135)	6,134,502		44,102,184	7,782,135			6,275,443		1,236,128	194,716
Accumulated other comprehensive loss	(570,716)		(397,537)		(56,432)		(116,747)
Retained Earnings - Pre-Petition	70,939,183	3,344,099	(2,464,930)	(28,848,177)	33,522,477	(1,662,560)	23,195,730		15,219,821	(1,681,538)	18,550,427	11,763,834
Retained Earnings - Post-Petition	(5,114)		(5,114)
Treasury Stock	—
TOTAL SHAREHOLDERS EQUITY	$134,659,326	$(4,938,036)	$3,267,921	$(28,847,177)	$77,568,229	$6,119,575	$23,078,983	$—	$24,345,264	$(1,181,538)	$23,286,555	$11,959,550
TOTAL LIABILITIES AND OWNERS’ EQUITY	$135,447,729	$(4,938,036)	$3,578,827	$(28,847,177)	$77,599,667	$6,119,575	$23,078,983	$—	$24,791,323	$(1,181,538)	$23,286,555	$11,959,550

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

SUMMARY OF UNPAID POSTPETITION DEBTS

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Katy Industries, Inc.	$11,663	$25,090				$36,753
Contential Commercial Products, LLC	405,556	277,220	34,980			717,756
Fort Wayne Plastics, LLC.	111,673	4,669				116,342
Total Postposition Debts	$528,892	$306,979	$34,980	0	0	$870,851

Copies of Accounts Payable Aging are annexed

Affidavit of the Chief Financial Officer concerning payment of payroll taxes

Robert W. Zimmer hereby declares under penalty of perjury:

1.                                                                                      I am the Chief Financial Officer of Katy Industries, Inc., one of the debtors in these chapter 11 cases (the “Debtors”), In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors.

2.                                                                                      All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion.

3.                                                                                      To the best of my knowledge, all payroll taxes either withheld from employees’ or levied upon the Debtors’ have been timely remitted to the appropriate taxing authority.

Dated: August 9, 2017	Respectfully submitted,

/s/ Robert W. Zimmer
By: Robert W. Zimmer
Title: Chief Financial Officer

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

POST-PETITION ACCOUNTS PAYABLE AGING

Vendor			INVOICE	INVOICE
Number	Vendor Name	Invoice NO	DATE	DUE DATE	AMOUNT	Reason for past due
41705	WAGEWORKS INC	517TR41122	05/31/17	06/01/17	$67	Late Processing
142555	LIFE INSURANCE CO OF	060117	06/01/17	06/02/17	4,999	Reconciliation issues
288010	UMR - HEALTH	3617578	06/22/17	06/23/17	3,868	Unsufficient processing time
288020	UMR - STOP LOSS	3617577	06/22/17	06/23/17	11,248	Unsufficient processing time
16375	AARP GRP RETIREE SERVICES	1707-0810	06/06/17	06/26/17	2,146	Unsufficient processing time
30510	BLUE CROSS BLUE SHIELD OF	2017-07	06/16/17	06/26/17	2,763	Unsufficient processing time

					$25,090

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

POST-PETITION ACCOUNTS PAYABLE AGING

				INVOICE
Vendor			INVOICE	DUE
Number	Vendor Name	Invoice NO	DATE	DATE	AMOUNT	REASON	Aging Totals
563600	RAYMOND LEASING CORP	4O80905A	04/07/17	05/07/17	563.15	Pending Contract Rejection
545045	PREMIER SERVICES LLC	1054	05/15/17	05/19/17	28,092.87	Reconciliation
563600	RAYMOND LEASING CORP	4105316	05/08/17	05/22/17	649.79	Pending Contract Rejection
742455	WRIGHT PALLET INC	50917	05/15/17	05/22/17	-280.00	Credit balance
257810	FORKLIFTS OF CENTRAL MO	156335	05/15/17	05/24/17	70.00	Pending Contract Rejection
257810	FORKLIFTS OF CENTRAL MO	156375	05/16/17	05/24/17	151.68	Pending Contract Rejection
688400	TOYOTA FINANCIAL SERVICES	4001863398	05/15/17	05/24/17	288.84	Pending Contract Rejection
688400	TOYOTA FINANCIAL SERVICES	4001863401	05/15/17	05/24/17	518.64	Pending Contract Rejection
257810	FORKLIFTS OF CENTRAL MO	160811	05/17/17	05/25/17	388.26	Pending Contract Rejection
688400	TOYOTA FINANCIAL SERVICES	4001863400	05/15/17	05/25/17	712.15	Pending Contract Rejection
488805	MIAMI INDUSTRIAL TRUCKS	22041205	05/17/17	05/31/17	1,275.00	Pending Contract Rejection
488805	MIAMI INDUSTRIAL TRUCKS	22041206	05/17/17	05/31/17	1,275.00	Pending Contract Rejection
488805	MIAMI INDUSTRIAL TRUCKS	22041207	05/27/17	05/31/17	1,275.00	Pending Contract Rejection	$34,980
424630	THE MARLIN COMPANY	393455B	04/01/17	06/02/17	361.97	Pending Contract Rejection
424630	THE MARLIN COMPANY	393563B	04/01/17	06/02/17	361.12	Pending Contract Rejection
424630	THE MARLIN COMPANY	396045B	04/01/17	06/02/17	364.55	Pending Contract Rejection
213760	DTA SERVICES LTD	18729D	05/26/17	06/04/17	463.20	Pending Contract Rejection
190800	DE LAGE LANDEN	54693112	05/20/17	06/08/17	26.49	Pending Contract Rejection
190800	DE LAGE LANDEN	54693114	05/20/17	06/08/17	529.80	Pending Contract Rejection
257800	FORKLIFTS OF ST LOUIS INC	314532	06/03/17	06/08/17	912.18	Pending Contract Rejection
257810	FORKLIFTS OF CENTRAL MO	4375182	05/19/17	06/08/17	66.29	Pending Contract Rejection
257810	FORKLIFTS OF CENTRAL MO	884182	05/17/17	06/08/17	107.27	Pending Contract Rejection
278900	GIBBS TECHNOLOGY LEASING	57107	05/19/17	06/08/17	35.42	Pending Contract Rejection
278900	GIBBS TECHNOLOGY LEASING	57108	05/19/17	06/08/17	153.50	Pending Contract Rejection
322900	IBM CORPORATION	4836H6	06/01/17	06/08/17	8,108.60	Pending Contract Rejection
727265	WELLS FARGO VENDOR FIN SV	67016933	05/24/17	06/08/17	5,680.48	Pending Contract Rejection
688400	TOYOTA FINANCIAL SERVICES	4001863403	05/15/17	06/09/17	250.00	Pending Contract Rejection
154680	COMMERCE HUB	129723A	05/31/17	06/13/17	27.50	Processing timing
233715	EQUIPMENT FINANCE GROUP	12397882	05/12/17	06/13/17	8,818.00	Pending Contract Rejection
990091	AM TRANSPORT	2900	06/12/17	06/13/17	150.00	Late Receipt
990091	AM TRANSPORT	2970	06/01/17	06/13/17	700.00	Late Receipt
999768	WEBER LOGISTICS	432280	06/08/17	06/13/17	9,119.28	Reconciliation
191375	DELTCO OF WISCONSIN INC	31353	05/15/17	06/14/17	18,264.58	Reconciliation
404785	LINCOLN PARTNERS LLC	060517	06/05/17	06/15/17	35,000.00	Reconciliation
463250	MISSOURI AMERICAN WATER	0602171335	06/02/17	06/15/17	118.14	Processing timing
463250	MISSOURI AMERICAN WATER	0602171359	06/02/17	06/15/17	118.14	Processing timing
688320	TOYOTA MATERIAL HANDLING	1908	05/31/17	06/15/17	245.00	Pending Contract Rejection
990091	AM TRANSPORT	2928	06/07/17	06/15/17	700.00	Late Receipt
257800	FORKLIFTS OF ST LOUIS INC	MC00003464	06/06/17	06/16/17	170.00	Pending Contract Rejection
257800	FORKLIFTS OF ST LOUIS INC	MC00031454	06/06/17	06/16/17	1,190.00	Pending Contract Rejection
387150	KRONOS INC	111912942P	06/07/17	06/16/17	585.24	Processing timing
488805	MIAMI INDUSTRIAL TRUCKS	32021295	06/06/17	06/16/17	752.00	Processing timing
488805	MIAMI INDUSTRIAL TRUCKS	33013349	06/09/17	06/16/17	4,097.00	Pending Contract Rejection
990091	AM TRANSPORT	2970A	06/08/17	06/16/17	150.00	Late Receipt
244865	FOUR G POLYMERS LLC	23092PF	05/18/17	06/17/17	775.59	Reconciliation
41400	AMERICHEM	550320	05/19/17	06/18/17	-296.02	Credit balance
563600	RAYMOND LEASING CORP	4128517	06/08/17	06/19/17	649.79	Pending Contract Rejection
990091	AM TRANSPORT	3019	06/14/17	06/19/17	175.00	Late Receipt
999526	UNITED PARCEL SERVICE	V25456237	06/10/17	06/19/17	8,519.00	Processing timing
999526	UNITED PARCEL SERVICE	V259W4237	06/10/17	06/19/17	3,136.51	Processing timing
999526	UNITED PARCEL SERVICE	V9040F237	06/10/17	06/19/17	27.45	Processing timing
999526	UNITED PARCEL SERVICE	1E0827237	06/10/17	06/19/17	962.86	Processing timing
999526	UNITED PARCEL SERVICE	4E218R237	06/10/17	06/19/17	27.45	Processing timing

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period; June 30, 2017

POST-PETITION ACCOUNTS PAYABLE AGING

999526	UNITED PARCEL SERVICE	679621237	06/10/17	06/19/17	684.49	Processing timing
999526	UNITED PARCEL SERVICE	9R78V8237	06/10/17	06/19/17	603.55	Processing timing
999768	WEBER LOGISTICS	432295	06/08/17	06/19/17	196.87	Processing timing
278850	GFI DIGITAL INC	798875	06/09/17	06/20/17	71.43	Processing timing
278850	GFI DIGITAL INC	799544	06/12/17	06/20/17	730.18	Pending Contract Rejection
278850	GFI DIGITAL INC	799665	06/12/17	06/20/17	103.04	Pending Contract Rejection
278900	GIBBS TECHNOLOGY LEASING	55816B	06/12/17	06/20/17	8.57	Pending Contract Rejection
278900	GIBBS TECHNOLOGY LEASING	55817B	06/12/17	06/20/17	37.05	Pending Contract Rejection
298275	HARLAND TECHNOLOGY SVCS	14081816	06/06/17	06/20/17	858.37	Pending Contract Rejection
999768	WEBER LOGISTICS	432584	06/14/17	06/20/17	1,753.48	Processing timing
999768	WEBER LOGISTICS	432585	06/14/17	06/20/17	1,613.64	Processing timing
999768	WEBER LOGISTICS	432588	06/15/17	06/20/17	1,109.00	Processing timing
322900	IBM CORPORATION	Q4489HB	05/01/17	06/21/17	4,708.22	Pending Contract Rejection
999526	UNITED PARCEL SERVICE	V25456247	06/17/17	06/21/17	17,105.47	Processing timing
999526	UNITED PARCEL SERVICE	V259W4247	06/17/17	06/21/17	3,124.02	Processing timing
999526	UNITED PARCEL SERVICE	V9040F247	06/17/17	06/21/17	27.45	Processing timing
999526	UNITED PARCEL SERVICE	1E0827247	06/17/17	06/21/17	365.85	Processing timing
999526	UNITED PARCEL SERVICE	4E218R247	06/17/17	06/21/17	25.80	Processing timing
999526	UNITED PARCEL SERVICE	679621247	06/17/17	06/21/17	2,220.39	Processing timing
999526	UNITED PARCEL SERVICE	9R78V8247	06/17/17	06/21/17	793.57	Processing timing
42175	AMERIGAS	3065995943	06/13/17	06/22/17	167.31	Processing timing
498850	UNIPRO FOODSERVICE INC	61617	06/16/17	06/22/17	558.06	Reconciliation
688400	TOYOTA FINANCIAL SERVICES	4001886337	06/12/17	06/22/17	585.51	Pending Contract Rejection
688400	TOYOTA FINANCIAL SERVICES	401886338A	06/12/17	06/22/17	4,736.86	Pending Contract Rejection
999532	UPS SUPPLY CHAIN	1178830448	06/12/17	06/22/17	1.75	Processing timing
244865	FOUR G POLYMERS LLC	23109PF	05/24/17	06/23/17	-70.04	Credit balance
306455	HENRI SPEC CO ESC	052417	05/24/17	06/23/17	10,763.72	Reconciliation
42175	AMERIGAS	3066063843	06/15/17	06/26/17	178.23	Processing timing
184400	DATASERV LLC	17862	06/08/17	06/26/17	3,990.12	Pending Contract Rejection
403360	LIAISON TECHNOLOGIES INC	571154062	06/01/17	06/26/17	10,314.61	Pending Contract Rejection
405150	LINOMA SOFTWARE	34793	06/04/17	06/26/17	278.00	Pending Contract Rejection
720595	vXchnge	15709	06/01/17	06/26/17	3,832.26	Pending Contract Rejection
990091	AM TRANSPORT	2872	06/16/17	06/26/17	175.00	Late Receipt
278900	GIBBS TECHNOLOGY LEASING	58346	06/21/17	06/27/17	35.42	Pending Contract Rejection
42175	AMERIGAS	3066129837	06/17/17	06/28/17	382.38	Processing timing
42175	AMERIGAS	3066197488	06/20/17	06/28/17	140.20	Processing timing
61555	AT&T	0613170379	06/13/17	06/28/17	230.14	Processing timing
158650	COMPUVAULT	29595	06/23/17	06/28/17	135.00	Processing timing
257810	FORKLIFTS OF CENTRAL MO	WO163873	06/20/17	06/28/17	70.50	Pending Contract Rejection
278870	GETGO INC	1206845535	06/24/17	06/28/17	2,381.76	Processing timing
350185	JC INDUSTRIAL SUPPLY	513304	06/21/17	06/28/17	142.20	Processing timing
350185	JC INDUSTRIAL SUPPLY	513357	06/21/17	06/28/17	42.66	Processing timing
401405	LENOVO FINANCIAL SERVICES	30417407	06/17/17	06/28/17	194.80	Pending Contract Rejection
463250	MISSOURI AMERICAN WATER	0615171397	06/15/17	06/28/17	1,495.10	Processing timing
42175	AMERIGAS	3066305101	06/23/17	06/29/17	318.28	Processing timing
256100	FOODBUY LLC	62117	06/21/17	06/29/17	1,974.61	Processing timing
298275	HARLAND TECHNOLOGY SVCS	14092958	06/26/17	06/29/17	857.53	Pending Contract Rejection
434080	MATRIX POLYMERS INC	61033	05/30/17	06/29/17	32,096.00	Pending Contract Rejection
654510	STRATEGIC MARKET ALLIANCE	10216	06/23/17	06/29/17	5,250.00	Missed cut-off
654510	STRATEGIC MARKET ALLIANCE	10218	06/23/17	06/29/17	3,000.00	Missed cut-off
701315	UNIPRO FOODSERVICE INC	62217	06/22/17	06/29/17	5.90	Missed cut-off
999532	UPS SUPPLY CHAIN	1180145443	06/19/17	06/29/17	1.48	Missed cut-off
6450	ACCOUNTEMPS	48556386	06/13/17	06/30/17	1,918.58	Missed cut-off
6450	ACCOUNTEMPS	48591307	06/19/17	06/30/17	2,157.00	Missed cut-off
20430	AIRGAS USA LLC	9945188850	05/31/17	06/30/17	72.82	Missed cut-off
41400	AMERICHEM	505622	05/31/17	06/30/17	296.02	Missed cut-off
126300	CERIDIAN EMPLOYER SERVICE	36237512	06/21/17	06/30/17	441.93	Missed cut-off

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

POST-PETITION ACCOUNTS PAYABLE AGING

126300	CERIDIAN EMPLOYER SERVICE	36237513	06/21/17	06/30/17	37.17	Missed cut-off
126300	CERIDIAN EMPLOYER SERVICE	36237514	06/21/17	06/30/17	281.46	Missed cut-off
126300	CERIDIAN EMPLOYER SERVICE	36237519	06/21/17	06/30/17	243.37	Missed cut-off
138450	CYNTHIA M WHITE	062917	06/29/17	06/30/17	201.26	Missed cut-off
257810	FORKLIFTS OF CENTRAL MO	RO00437519	06/22/17	06/30/17	441.93	Pending Contract Rejection
257810	FORKLIFTS OF CENTRAL MO	WO163872	06/20/17	06/30/17	86.00	Pending Contract Rejection
341050	IRON MOUNTAIN RECORD MGMT	NWJ7073	05/31/17	06/30/17	345.52	Missed cut-off
503100	OFFICE TEAM	4114130	06/15/17	06/30/17	124.79	Missed cut-off
503100	OFFICE TEAM	48617978	06/20/17	06/30/17	935.20	Missed cut-off
523100	PAYFLEX	3300062117	06/21/17	06/30/17	682.21	Missed cut-off
546500	PRIDE MKTG & PROCUREMENT	33004980	02/01/17	06/30/17	2,925.00	Missed cut-off
552000	PROLINK	62617	06/26/17	06/30/17	669.50	Missed cut-off
654500	STRATEGIC MKTG ALLIANCE	62617	06/26/17	06/30/17	3,208.24	Missed cut-off
690275	TRANSCEPTA LLC	26017	06/17/17	06/30/17	368.00	Missed cut-off
999526	UNITED PARCEL SERVICE	V25456257	06/24/17	06/30/17	17,374.86	Missed cut-off
999526	UNITED PARCEL SERVICE	V259W4257	06/17/17	06/30/17	5,040.72	Missed cut-off
999526	UNITED PARCEL SERVICE	V9040F257	06/24/17	06/30/17	27.45	Missed cut-off
999526	UNITED PARCEL SERVICE	1E0827257	06/24/17	06/30/17	1,481.19	Missed cut-off
999526	UNITED PARCEL SERVICE	4E218R257	06/24/17	06/30/17	25.80	Missed cut-off
999526	UNITED PARCEL SERVICE	679621257	06/24/17	06/30/17	3,118.07	Missed cut-off
999526	UNITED PARCEL SERVICE	9R78V8257	06/24/17	06/30/17	333.33	Missed cut-off
999768	WEBER LOGISTICS	432865	06/22/17	06/30/17	884.36	Missed cut-off
999768	WEBER LOGISTICS	432873	06/22/17	06/30/17	1,488.89	Missed cut-off	$277,220

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: June 30, 2017

POST-PETITION ACCOUNTS PAYABLE AGING

		INVOICE	INVOICE
Vendor Number	Vendor Name	DATE	DUE DATE	AMOUNT	Reason not paid
3056	CT Corporation	5/1/2017	5/1/2017	$439	Invoice in question
00050701	Spangle Fasteners	6/19/2017	6/19/2017	(157)	Credit balance
8006	USF Holland	6/15/2017	6/15/2017	92	late receipt-processing time
00050927	Comcast Cable	6/21/2017	6/21/2017	283	late receipt-processing time
00051067	USF Holland	6/23/2017	6/23/2017	92	late receipt-processing time
17035	Toyota	5/30/2017	5/30/2017	4,059	late receipt-processing time
00050652	M Holland	6/27/2017	6/27/2017	(1,583)	Credit balance
00050775	Wayne Vaughn	6/27/2017	6/27/2017	434	late receipt-processing time
00050701	Spangle Fasteners	6/13/2017	6/13/2017	110	late receipt-processing time
00050701	Spangle Fasteners	6/14/2017	6/14/2017	308	late receipt-processing time
00050701	Spangle Fasteners	6/14/2017	6/14/2017	591	late receipt-processing time

				$4,669

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.	Case No. 17-11101 (KJC)
Debtors	Reporting Period: May 27, 2017 to June 30, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

		Contential
		Commercial	Fort Wayne
	Consolidated	Products, LLC	Plastics, Inc.
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$8,404,646	$7,226,818	$1,177,828
+ Amounts billed during the period	6,188,190	5,698,440	489,750
- Amounts collected during the period	(5,370,408)	(4,691,888)	(678,520)
+/- Adjustments	(321,212)	(338,999)	17,787
Total Accounts Receivable at the end of the reporting period	$8,901,216	$7,894,371	$1,006,845

Accounts Receivable Aging from invoice date
0 - 30 days old	$6,752,468	$6,074,298	$678,169
31 - 60 days old	523,972	376,721	147,251
61 - 90 days old	188,182	180,962	7,220
91+ days old	1,436,595	1,262,390	174,205
Total Accounts Receivable	$8,901,216	$7,894,371	$1,006,845
Amount considered uncollectible (Bad Debt)	(542,811)	(532,743)	(10,068)
Accounts Receivable (Net)	$8,358,405	$7,361,628	$996,777

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes/No
l. Have any assets been sold or transferred outside the normal course of business This reporting period? If yes, provide an explanation below.	No

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	Yes

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	No

The State of Missouri, Department of Labor and Industrial Relations, Division of Workers’ Compensation has called a default and terminated the Debtors’ self-insurance workers’ compensation plan previously maintained in Missouri in accordance with this Court’s interim order Dkt. No. 298.

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

No